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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 7, 2002


                               RYDER SYSTEM, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Florida                          1-4364                 59-0739250
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


     3600 NW 82nd Avenue, Miami, Florida                           33166
   (Address of Principal Executive Offices)                      (Zip Code)


                                 (305) 500-3726
              (Registrant's telephone number, including area code)



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Item 9. Regulation FD Disclosure

On August 7, 2002, Gregory T. Swienton, President and Chief Executive Officer of Ryder System, Inc. ("Ryder"), and Corliss J. Nelson, Senior Executive Vice President and Chief Financial Officer of Ryder, submitted sworn statements to the Securities and Exchange Commission (the "Commission") pursuant to Order No. 4-460, Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, in the form prescribed by such Order.

Copies of the sworn statements submitted by Mr. Swienton and Mr. Nelson are attached hereto as Exhibits 99.1 and 99.2, respectively.

On August 7, 2002, Gregory T. Swienton, President and Chief Executive Officer of Ryder, and Corliss J. Nelson, Senior Executive Vice President and Chief Financial Officer of Ryder, submitted certifications to the Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Copies of the certifications submitted by Mr. Swienton and Mr. Nelson are attached hereto as Exhibits 99.3 and 99.4, respectively.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RYDER SYSTEM, INC.
                                           (Registrant)

Date:    August 7, 2002                    /s/ Corliss J. Nelson
                                           -----------------------------------
                                               Corliss J. Nelson
                                               Senior Executive Vice President
                                               and Chief Financial Officer



                                       2

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                                 EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

Ex 99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Ex 99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Ex 99.3 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Ex 99.4 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002